SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]            Preliminary Proxy Statement
[  ]            Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
[ X]            Definitive Proxy Statement
[  ]            Definitive Additional Materials
[  ]            Soliciting Material Pursuant to '240.14a-11(c) or
                  240.14a-12

                             ASA INTERNATIONAL LTD.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [ X]        No fee required
         [  ]        Fee computed on table below per Exchange Act
                       Rules 14a-6(i)(1) and 0-11.

                    (1) Title of each class of securities to which transaction applies:

                    (2) Aggregate number of securities to which transaction applies:

                    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                    (4)  Proposed maximum aggregate value of transaction:

                    (5)  Total fee paid:


          [  ]   Fee previously paid with preliminary materials.

          [  ]   Check box if any part of the fee is offset as provided by
                 Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    (1)  Amount Previously Paid:

                    (2)  Form, Schedule or Registration Statement No.:

                    (3)  Filing Party:

                    (4)  Date Filed:

                                     [LOGO]


                             ASA INTERNATIONAL LTD.
                                 10 SPEEN STREET
                         FRAMINGHAM, MASSACHUSETTS 01701

                                                          April 3, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ASA INTERNATIONAL LTD. (the "Corporation") to be held on Friday, May 8, 1998 at 10:00 a.m. at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701.

     At the Annual Meeting, you will be asked to (i) elect five (5) Directors of the Corporation, and (ii) ratify the selection of the Corporation's independent accountants.

     Details of the matters to be considered at the Annual Meeting are contained in the Proxy Statement, which we urge you to consider carefully.

     Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.

     On behalf of the Board of Directors of the Corporation, I would like to express our appreciation for your continued interest in the affairs of the Corporation.

                                                     Sincerely,

                                                     ALFRED C. ANGELONE
                                                     CHAIRMAN

                             ASA INTERNATIONAL LTD.
                                 10 SPEEN STREET
                         FRAMINGHAM, MASSACHUSETTS 01701

               ---------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               ---------------------------------------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of ASA INTERNATIONAL LTD. (the "Corporation"), a Delaware corporation, will be held on Friday, May 8, 1998 at 10:00 a.m. at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701 for the following purposes:

        1.   To elect five (5) members of the Board of Directors;

        2. To ratify the selection of BDO Seidman, LLP as independent auditors for the Corporation for the fiscal year ending December 31, 1998; and

        3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 20, 1998, as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof.

     We hope that all stockholders will be able to attend the Annual Meeting in person. To assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope, addressed to American Securities Transfer & Trust, Inc., the Corporation's transfer agent and registrar, has been enclosed for your convenience. If you attend the Annual Meeting your Proxy will, at your request, be returned to you and you may vote your shares in person.

                                     By Order of the Board of Directors,

                                     TERRENCE C. MCCARTHY
                                     SECRETARY

Framingham, Massachusetts
April 3, 1998

                             ASA INTERNATIONAL LTD.
                                 10 SPEEN STREET
                         FRAMINGHAM, MASSACHUSETTS 01701

                                  APRIL 3, 1998

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------


     The enclosed Proxy is solicited by the Board of Directors of ASA INTERNATIONAL LTD. (the "Corporation"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701 at 10:00 a.m. on Friday, May 8, 1998, and at any adjournment or adjournments thereof.

     Stockholders of record at the close of business on March 20, 1998, will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof. On that date, 4,168,448 shares of common stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued, outstanding and entitled to vote. The Corporation has no other voting securities.

     Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Annual Meeting. The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting either in person or represented by a properly executed proxy is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The election of Directors will be determined by a plurality of the votes cast. The other proposals to be voted upon by the stockholders of the Corporation require the vote of a majority of the Common Stock present at the Annual Meeting for passage. Abstentions and broker non-votes (the latter of which results when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     THE DIRECTORS AND OFFICERS OF THE CORPORATION AS A GROUP OWN OR MAY BE DEEMED TO CONTROL APPROXIMATELY 31.9% OF THE OUTSTANDING SHARES OF COMMON STOCK. EACH OF THE DIRECTORS AND OFFICERS HAS INDICATED HIS INTENT TO VOTE ALL SHARES OF COMMON STOCK OWNED OR CONTROLLED BY HIM IN FAVOR OF EACH ITEM SET FORTH HEREIN.

     Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election as Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the person named as attorneys in the Proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

     An annual report containing audited financial statements for the Corporation's fiscal year ended December 31, 1997 ("Fiscal 1997"), is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying Proxy were first mailed to stockholders on or about April 3, 1998.

                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

     The Directors of the Corporation are elected annually and hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified. Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, Proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

     The following table sets forth the age of each nominee, the year each nominee was elected a Director and the positions presently held by each nominee with the Corporation. For information about ownership of the Corporation's Common Stock by each nominee, see "Security Ownership of Certain Beneficial Owners and Management."

                                  Year Nominee            Positions and
                                  First Became            Offices with the
Name                       Age       Director               corporation

Alfred C. Angelone........  59         1982        Chairman of the Board, Chief
                                                   Executive Officer and
                                                   President

William A. Kulok..........  57         1993        Director

James P. O'Halloran.......  65         1991        Director

Gordon J. Rollert.........  63         1992        Director

Robert L. Voelk...........  42         1997        Director


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, Directors and persons who beneficially own more than ten percent (10%) of the Corporation's stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Corporation's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission's regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the executive officers and Directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with during Fiscal 1997.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors met four (4) times during Fiscal 1997. All of the current Directors of the Corporation attended at least 75% of meetings of the Board of Directors and the committees on which they served during Fiscal 1997. No Director or executive officer is related by blood, marriage, or adoption to any other Director or executive officer.

     The Board of Directors has established both an Executive Committee and an Audit Committee. The Board of Directors disbanded the Compensation Committee during Fiscal 1996, and its functions are performed by the full Board of Directors. The Corporation has no other committees.

     Mr. Angelone serves as a member of the Executive Committee. Each of Messrs. Wayne Croswell, Terrence McCarthy, Donald Askin, Kevin Rhone and Katpady Shenoy, the Corporation's President of the Tire Systems Product Group, Vice President and Treasurer, President of the Corporation's CommercialWare Product Line, President of the Corporation's SmartTIME Software Product Line and President of the Corporation's Legal Systems Product Line, respectively, serves as an ex-officio member of the Executive Committee. The Executive Committee is authorized to take any action that the Board of Directors is authorized to act upon with the exception of issuance of stock, the sale of all or substantially all of the Corporation's assets and any other significant corporate transactions for which full Board approval is required under Delaware law. Transactions with affiliates require the approval of a majority of the disinterested members of the Board of Directors or, if appropriate, the Executive Committee. The Executive Committee met eleven (11) times during Fiscal 1997.

     Messrs. O'Halloran and Rollert serve as members of the Audit Committee. The Audit Committee was established for purposes of reviewing the Corporation's financial results and recommending the selection of the Corporation's independent auditors. The Audit Committee had no formal meetings in Fiscal 1997.

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the principal occupation of each of the Directors and executive officers during the past five years:

                                          Principal Occupation During
        Name                                 Past Five Years


  Alfred C. Angelone                 Chairman, Chief Executive Officer and
                                     President of the Corporation.

  James P. O'Halloran                President of G & J Associates, Ltd.,
                                     formerly The Janus Group, Ltd., a privately held consulting firm; formerly Vice
                                     President, Private Equity Managers, a
                                     privately held venture capital firm; and formerly Partner, Arthur Andersen & Co.

  Gordon J. Rollert                  Chairman, Standard Asset Group L.P., a
                                     privately held investment management
                                     firm.

  William A. Kulok                   Chairman of Community Productions, Inc., a
                                     privately held producer of expositions and educational programs; formerly President of
                                     Kulok Capital, Inc., a privately held
                                     venture capital firm.

  Robert L. Voelk                    Chief Executive Officer of Omtool,
                                     Inc., a communications software company;
                                     formerly Executive Vice President and
                                     Director of the Corporation.

  Terrence C. McCarthy               Vice President and Treasurer of the
                                      Corporation.


EXECUTIVE OFFICERS

     The executive officers of the Corporation, their ages and positions held with the Corporation are as follows:

                                         Year
                                      First Became      Positions and Offices
   Name                        Age       Officer        with the Coroporation

 Alfred C. Angelone..........   59       1982           Chief Executive
                                                        Officer and President

 Terrence C. McCarthy........   47       1989           Vice President
                                                        and Treasurer


CERTAIN TRANSACTIONS

     During Fiscal 1997, the Corporation advanced an aggregate of approximately $41,631 to Mr. Angelone, the Corporation's Chairman, Chief Executive Officer and President. Mr. Angelone repaid approximately $1,292 of outstanding advances during Fiscal 1997. As of March 20, 1998, the outstanding balance of short-term advances owed by Mr. Angelone to the Corporation totaled approximately $114,584. Short-term advances made to Mr. Angelone by the Corporation do not bear interest.

     In December 1996, the Corporation disposed of substantially all of the assets and liabilities of the Corporation's International Trade and Transportation Systems Division (the "International Division"). In exchange for the assets of the International Division and the assumption of the International Division's liabilities, the Corporation received a 16% membership interest in TradePoint Systems LLC ("TradePoint"), a New Hampshire limited liability company, and a subordinated promissory note in the principle amount of $600,000.00 from TradePoint (the "Note"). The remaining 84% interest in TradePoint is owned by Christopher J. Crane, formerly the President and a Director of the Corporation. Simultaneously with the completion of this transaction, Mr. Crane resigned from all of his positions with the Corporation. In exchange for his interest in TradePoint, Mr. Crane (i) contributed all of the Common Stock owned by him, totaling 665,597 shares; (ii) assigned to the Corporation a 16% partnership interest in the ASA Investment Partnership, a partnership by and among Mr. Crane, the Corporation, and Mr. Angelone; and (iii) canceled all of his options to purchase 245,000 shares of Common Stock. The consideration to be paid was determined by negotiations between the parties and was independently evaluated on behalf of the Corporation by Shields & Company, Inc.

     In connection with the transaction, TradePoint granted to the Corporation an irrevocable proxy covering the Common Stock owned by TradePoint. The Corporation has the right to cause TradePoint to redeem the 16% membership interest in TradePoint held by the Corporation by notice given on or after March 1, 2002, in exchange for the Common Stock held by TradePoint and the fair market value of the 16% membership interest in TradePoint. TradePoint has the right to redeem the Corporation's membership interest by notice given on or after December 31, 2001 in exchange for the Common Stock held by it and the greater of $400,000 or the fair market value of the 16% membership interest in TradePoint.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 20, 1998, certain information concerning stock ownership of the Corporation by (i) each person known by the Corporation to own of record or be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Corporation's Directors and nominees to become Directors, (iii) each executive officer of the Corporation; and (iv) all Directors and nominees and executive officers as a group. Except as otherwise indicated, the stockholders listed on the table have sole voting and investment power with respect to the shares indicated. As of March 20, 1998, the Corporation had 1,331 holders of record.

                                                              Percentage of
   Name and Address of               Number of Shares         Outstanding
   of Beneficial Owner (1)          Beneficially Owned        Common Stock (2)

Alfred C. Angelone(3)(4)                    898,164                 20.1
James P. O'Halloran(5)                       27,000                  *
Gordon J. Rollert                             6,785                  *
William A. Kulok(6)                          20,000                  *
Robert L. Voelk                               5,000                  *
Terrence C. McCarthy                          7,087                  *
TradePoint Systems LLC(7)
615 Amherst Street
Nashua, NH 03063                            665,597                 14.9
All Directors and
officers as a group (6 persons)           1,629,633                 36.5
(1)(2)(3)(4)(5)(6)(7)(8)

----------

    * Less than 1%.

(1) The address for Messrs. Angelone, O'Halloran, Rollert, Kulok, Voelk and McCarthy is c/o ASA International Ltd., 10 Speen Street, Framingham, Massachusetts 01701.

(2) Except as otherwise indicated, the Corporation believes that each person named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by him. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of presently exercisable or outstanding options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Information with respect to beneficial ownership is based upon information furnished by such stockholder.

(3) Includes 24,535 shares of Common Stock owned by ASA Investment Partnership, of which Mr. Angelone and the Corporation are general partners.

(4) Includes 255,000 shares of Common Stock underlying non-qualified stock options that are exercisable, but excludes an additional 20,000 shares of Common Stock underlying non-qualified options that are not exercisable.

(5) Includes 25,000 shares of Common Stock underlying non-qualified stock options that are exercisable.

(6) Includes 20,000 shares of Common Stock underlying non-qualified stock options that are exercisable.

(7) All stock owned by TradePoint Systems LLC has been pledged to the Corporation to secure a note to the Corporation. The Corporation holds voting power with respect to these shares. See "Certain Transactions".

(8)Also includes shares held by TradePoint LLC.

                     COMPENSATION OF OFFICERS AND DIRECTORS

EXECUTIVE OFFICERS COMPENSATION

     The following tables set forth the annual and long-term compensation for services rendered to the Corporation during Fiscal 1997 and the fiscal years ended December 31, 1996 and 1995 ("Fiscal 1996" and "Fiscal 1995", respectively) paid to those persons who were at December 31, 1997 (i) the chief executive officer and (ii) each other executive officer of the Corporation whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                               ANNUAL COMPENSATION                            AWARDS
             (a)                 (b)          (c)            (d)             (e)              (f)
                                                                         Other Annual      Securities
                                            Salary          Bonus        Compensation      Underlying
  Name and Principal Position    Year       $(1)              $              $(2)          Options(#)
  ---------------------------   ---------   -------         ------      -------------     -----------
Alfred C. Angelone                1997     249,196          7,000           84,687                0
 Chief Executive Officer          1996     245,833         29,913          102,612           50,000
 and President                    1995     236,678              0           94,985                0

Terrence C. McCarthy              1997     100,769              0                0                0
 Vice-President                   1996          --             --               --               --
                                  1995          --             --               --               --

----------

(1) Amounts shown indicate base salary received by executive officers, value related to personal use of leased automobiles, and the imputed value of group term life insurance ("GTL Value") provided to each employee and recorded as compensation for tax purposes. All officers' salaries are subject to periodic review by the Board of Directors.

(2) Includes automobile expenses, premium payments on insurance policies (net of (i) any increases in cash surrender value accruing to the Corporation and
    (ii) GTL Value) and club dues. Each officer is also entitled to a car allowance, reimbursement of business-related expenses, life insurance coverage and certain severance benefits in the event of termination of employment. The Corporation does not have a pension plan. In Fiscal 1997, 1996 and 1995, the Corporation made no awards of Restricted Stock and did not have a Long-Term Incentive Plan. In Fiscal 1997 and 1995, the
    Corporation did not grant stock options to either of Mr. Angelone or Mr.
    McCarthy, and in Fiscal 1996, the Corporation did not grant stock options to Mr. McCarthy. On March 4, 1996, the Corporation granted to Mr. Angelone non-qualified stock options to purchase 50,000 shares of Common Stock that are exercisable through March 3, 2006 at an exercise price of $1.47 per share. On February 8, 1993, the Corporation granted Mr. Angelone non-qualified stock options to purchase 115,000 shares of Common Stock that are exercisable through February 7, 2003 at an exercise price of $1.44 per share. The above options held by Mr. Angelone were repriced on January 2, 1997, to an exercise price of $1.06 per share.

     The following table sets forth additional information concerning unexercised stock options to purchase the Corporation's Common Stock held by Messrs. Angelone and McCarthy as of December 31, 1997.

                  AGGREGATED OPTION EXERCISES IN FISCAL 1997AND
                          FISCAL YEAR-END OPTION VALUES


        (a)                             (b)         (c)             (d)                 (e)
                                                                 Number of           Value of
                                                                Securities          Unexercised
                                      Shares                    Underlying         In-the-Money
                                     Acquired                   Options at          Options at
                                        on         Value      Fiscal Year-End     Fiscal Year-End
                                     Exercise    Realized      Exercisable/        Exercisable/
        Name                           (#)         ($)        Unexercisable(#)   Unexercisable($)(1)(2)
        ----                        ---------    --------    ------------------ -------------------
Alfred C. Angelone                  0            0            245,000/30,000       $310,250/$35,700
Terrence C. McCarthy                7,073        $9,533            0/0                   $0/$0

----------

(1) "In-the-Money" options are those options for which the fair market value of the Common Stock underlying the options is greater than the per share exercise price of the option. Mr. Angelone currently has options to purchase 110,000 shares of Common Stock at a per share exercise price of $.89. In addition, Mr. Angelone has options to purchase 165,000 shares of Common Stock, at a per share exercise price of $1.06, of which 135,000 were exercisable as of December 31, 1997.

(2) The value of unexercised In-the-Money options is determined by multiplying the number of options held by the difference in the fair market value of the Common Stock underlying the options on December 31, 1997 ($2.25 per share) and the applicable exercise price of the options granted.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               Grant Date
                                        Individual Grants                                       Value(1)
    (a)                     (b)               (c)              (d)              (e)               (h)
                          Number of        % of Total
                         Securities        Options
                         Underlying        Granted to        Exercise or
                           Options         Employees in      Base Price       Expiration         Grant Date
    Name                  Granted          Fiscal Year        ($/Sh)            Date            Present Value

Alfred C. Angelone             --               0               --               --              $--
Terrence C. McCarthy           --               0               --               --              $--

----------

(1) The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions used for grants in 1997: dividend yield of 0% and expected volatility of 47%, risk free rates ranging from 5.76% to 6.73%, and expected lives ranging from 12 to 48 months.

COMPENSATION OF EXECUTIVE OFFICERS

     In Fiscal year 1997, Mr. Angelone received a base salary of $245,292, and Mr. McCarthy received a base salary of $100,769. All officers' salaries are subject to periodic review by the Board of Directors.

COMPENSATION OF DIRECTORS

     During Fiscal 1997, Messrs. O'Halloran, Voelk, and Kulok each received cash compensation of $1,000, plus travel expenses, per meeting attended, for their services as Directors. No other Directors received any cash compensation for their services as Directors. During Fiscal 1997, none of the Directors received stock options from the Corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors established a Compensation Committee on March 18, 1992. Members of the Compensation Committee were Messrs. Kulok and O'Halloran, the outside Directors of the Corporation. None of the executive officers of the Corporation have served on the board of directors of any other entity that has had any of such entity's officers serve either on the Corporation's Board of Directors or Compensation Committee. The Compensation Committee was disbanded by the Board of Directors in Fiscal 1996. During Fiscal 1997, the entire Board of Directors participated in deliberations concerning executive officer compensation.

REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors is responsible for setting and administering the policies that govern annual compensation as well as short-term and long-term incentives for the Corporation's executive officers. All issues pertaining to executive compensation are submitted to the Board of Directors for approval.

     The Board of Directors believes that the primary objectives of the Corporation's compensation policies are to attract and retain a management team that can effectively implement and execute the Corporation's strategic business plan. These compensation policies include (a) an overall management compensation program that is competitive with management compensation programs at companies of similar size; and (b) long-term incentive compensation in the form of stock options and other long-term equity compensation that will encourage management to continue to focus on stockholder return.

     The goal of the Board of Directors is to use compensation policies to closely align the interests of the Corporation with the interests of stockholders in that the Corporation's management has incentives to achieve short-term performance goals while building long-term value for the Corporation's stockholders. The Board of Directors will review its compensation policies from time to time in order to determine the reasonableness of the Corporation's compensation programs and to take into account factors which are unique to the Corporation.

     In the past, the Board of Directors and the Compensation Committee have reviewed compensation studies prepared by national accounting firms as well as reported compensation packages for officers of companies in the New England area. The Board of Directors and the Compensation Committee did not compare compensation paid to executive officers in the Corporation's industry group as many of these businesses are much larger than the Corporation. Based upon these studies, the Board of Directors believes that the compensation package proposed for the Corporation's senior management is at mid-level for officers of similar-sized companies.

COMPENSATION FOR CHIEF EXECUTIVE OFFICER

     The compensation for Mr. Angelone, as described above, is based upon careful analysis of the compensation of chief executive officers of other comparable public companies and Mr. Angelone's efforts on behalf of the Corporation. In addition to directing the affairs of the Corporation, Mr. Angelone was instrumental in the following areas: identifying strategic acquisitions and establishing critical strategic partnerships with vendors and distribution channels. These changes were also designed to reward Mr. Angelone for future economic performance based upon improvements in profitability and increased values in the Corporation's Common Stock.


                                                     Board of Directors

                                                     Alfred C. Angelone
                                                     William A. Kulok
                                                     James P. O'Halloran
                                                     Gordon J. Rollert
                                                     Robert L. Voelk

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on January 1, 1993, and plotted at the end of Fiscal 1997, 1996, 1995 and the Corporation's fiscal years ended December 31, 1994 and December 31, 1993. In each of (i) the Corporation's Common Stock; (ii) the NASDAQ Market Index of Companies (the "NASDAQ Market Index"); and (iii) a Peer Group Index (the "Peer Group Index"), which consists of Bannister Information Systems Corporation and Delphi Information Systems, companies in the information systems market.

                  COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG
        ASA INTERNATIONAL LTD., NASDAQ MARKET INDEX AND PEER GROUP INDEX.

                           [PERFORMANCE GRAPH OMITTED]

   Measurement Period      ASA International                       NASDAQ Market
  (Fiscal Year Covered)          Ltd.           Peer Group Index      Index

          1/2/93                   100                  100                 100
        12/31/93                116.67                80.72              119.95
        12/31/94                113.04                14.66              125.94
        12/31/95                136.84                26.78              163.35
        12/31/96                 92.22                28.08              202.99
        12/31/97                226.08                21.30              248.30


                                   ITEM NO. 2

                 ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

     The persons named in the enclosed Proxy will vote to ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 1998 unless otherwise directed by the stockholders. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement and answer questions from stockholders, if he so desires.


                              FINANCIAL STATEMENTS

     The annual report of the Corporation, including financial statements of the Corporation for Fiscal 1997, is provided to the stockholders herewith.


                                VOTING AT MEETING

     The Board of Directors has fixed March 20, 1998, as the record date for the determination of stockholders entitled to vote at this meeting. At the close of business on that date, 4,168,448 shares of the Corporation's Common Stock, $.01 par value, were issued, outstanding and entitled to vote.

                             SOLICITATION OF PROXIES

     The cost of solicitation of Proxies will be borne by the Corporation. In addition to the solicitation of Proxies by mail, officers and employees of the Corporation may solicit in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expense in sending Proxies and Proxy material to beneficial owners.

                               REVOCATION OF PROXY

     Subject to the terms and conditions set forth herein, all Proxies received by the Corporation will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless prior to the Annual Meeting the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                              STOCKHOLDER PROPOSALS

     In order to be included in proxy material for the 1999 Annual Meeting, tentatively scheduled to be held on Friday, May 7, 1999, stockholders' proposed resolutions must be received by the Corporation on or before December 1, 1998. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.

                                  MISCELLANEOUS

     The management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                         By Order of the Board of Directors

                                         TERRENCE C. MCCARTHY
                                         SECRETARY

April 3, 1998

     THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                             ASA INTERNATIONAL LTD.
               PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 8, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED hereby appoints Alfred C. Angelone as Proxy with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ASA INTERNATIONAL LTD., to be held at the Corporation's offices, located at 10 Speen Street, Framingham, Massachusetts 01701, on Friday, May 8, 1998 at 10:00 a.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Corporation to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Alfred C. Angelone to vote in accordance with his judgment on any matters that may properly come before the meeting, all as indicated in the notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned:

 IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND
                                 FOR PROPOSAL 2.

(1) Proposal to elect five (5) members of the Board of Directors of the Corporation.

     INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE STRIKE SUCH
          NOMINEE'S NAME FROM THE LIST BELOW.

     [ ] FOR ALL nominees listed below (except as marked to the contrary below).

     [ ] AGAINST ALL nominees listed below.

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

    Alfred C. Angelone, William A. Kulok, James P. O'Halloran, Gordon J. Rollert and Robert L. Voelk

(2) Proposal to ratify the selection of BDO Seidman, LLP as the independent auditors of the Corporation for the fiscal year ending December 31, 1998.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

    MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.


(3) In his discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

           PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                   PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                                 Dated:                , 1998
                                                         Signature


                                                 Signature, if held jointly


                                                 Printed Name


                                                 Address

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by an authorized officer and indicate the signer's office. If a partnership, sign in the partnership name by authorized person.